                                                         FREE WRITING PROSPECTUS
                                                      FILED PURSUANT TO RULE 433
                                         REGISTRANTION STATEMENT NO.: 333-129844

THE DATE OF THIS FREE WRITING PROSPECTUS IS MARCH 29, 2006.

     STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

     The depositor has filed a registration statement (including a prospectus)
with the SEC (SEC File No. 333-129844) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-800-666-2388 or by emailing CMBSREQ@lehman.com.

LBUBS 06-C3

Settlement  04/10/06
Dated Date  03/11/06
1st Payment 04/15/06

                                                     Interest
                                    Coupon           Accrual   Rated            Initial                 % of
       S&P   Moody's                Type             Basis     Final   Sub %    Coupon   Size           Deal   Window       Avg Life
------------------------------------------------------------------------------------------------------------------------------------

A1     AAA   Aaa      Public        Fixed            30/360    Mar-32  30.000%  5.42123     41,000,000   2.4%  04/06-02/11   2.80
A2     AAA   Aaa      Public        Fixed            30/360    Mar-32  30.000%  5.47285    122,000,000   7.2%  02/11-03/11   4.86
A3     AAA   Aaa      Public        Fixed            30/360    Mar-32  30.000%  5.62620     18,000,000   1.1%  12/12-03/13   6.78
AAB    AAA   Aaa      Public        Fixed (WAC Cap)  30/360    Mar-32  30.000%  5.58893     61,000,000   3.6%  03/11-06/15   7.15
A4     AAA   Aaa      Public        Fixed (WAC Cap)  30/360    Mar-39  30.000%  5.58731    530,264,000  31.2%  06/15-02/16   9.69
A1A    AAA   Aaa      Public        Fixed (WAC Cap)  30/360    Mar-39  30.000%  5.56317    415,903,000  24.5%  04/06-02/16   8.19
AM     AAA   Aaa      Public        Fixed (WAC Cap)  30/360    Mar-39  20.000%  5.63688    169,738,000  10.0%  02/16-03/16   9.85
AJ     AAA   Aaa      Public        Fixed (WAC Cap)  30/360    Mar-39  13.875%  5.67665    103,965,000   6.1%  03/16-03/16   9.93
B      AA+   Aa1      Public        WAC - 0.22%      30/360    Mar-39  13.000%  5.79716     14,852,000   0.9%  03/16-03/16   9.93
C      AA    Aa2      Public        WAC - 0.21%      30/360    Mar-39  11.625%  5.80716     23,339,000   1.4%  03/16-03/16   9.93
D      AA-   Aa3      Public        WAC - 0.18%      30/360    Mar-39  10.625%  5.83716     16,974,000   1.0%  03/16-03/16   9.93
E      A+    A1       Public        WAC - 0.14%      30/360    Mar-39   9.875%  5.87716     12,730,000   0.7%  03/16-03/16   9.93
F      A     A2       Public        WAC - 0.11%      30/360    Mar-39   8.625%  5.90716     21,217,000   1.2%  03/16-03/16   9.93
XCL    AAA   Aaa      Private/144A  Variable IO      30/360    Mar-39      N/A  0.06863  1,697,381,980         04/06-05/20   8.77
XCP    AAA   Aaa      Public        Variable IO      30/360    Mar-39      N/A  0.38333  1,534,593,000         03/07-03/13   5.66
G      A-    A3       Private/144A  WAC - 0.01%      30/360    Mar-39   7.250%  6.00716     23,339,000   1.4%  03/16-03/16   9.93
H      BBB+  Baa1     Private/144A  WAC              30/360    Mar-39   6.250%  6.01716     16,974,000   1.0%  03/16-04/16   9.94
J      BBB   Baa2     Private/144A  WAC              30/360    Mar-39   5.000%  6.01716     21,217,000   1.2%  04/16-04/16  10.01
K      BBB-  Baa3     Private/144A  WAC              30/360    Mar-39   3.875%  6.01716     19,096,000   1.1%  04/16-04/16  10.01
L      BB+   Ba1      Private/144A  Fixed (WAC Cap)  30/360    Mar-39   3.375%  5.28000      8,487,000   0.5%  04/16-04/16  10.01
M      BB    Ba2      Private/144A  Fixed (WAC Cap)  30/360    Mar-39   2.875%  5.28000      8,487,000   0.5%  04/16-04/16  10.01
N      BB-   Ba3      Private/144A  Fixed (WAC Cap)  30/360    Mar-39   2.375%  5.28000      8,487,000   0.5%  04/16-04/16  10.01
P      B+    NR       Private/144A  Fixed (WAC Cap)  30/360    Mar-39   2.000%  5.28000      6,365,000   0.4%  04/16-04/16  10.01
Q      B     NR       Private/144A  Fixed (WAC Cap)  30/360    Mar-39   1.625%  5.28000      6,365,000   0.4%  04/16-04/16  10.01
S      B-    NR       Private/144A  Fixed (WAC Cap)  30/360    Mar-39   1.375%  5.28000      4,243,000   0.2%  04/16-04/16  10.01
T      NR    NR       Private/144A  Fixed (WAC Cap)  30/360    Mar-39      N/A  5.28000     23,339,980   1.4%  04/16-05/20  11.35

FTH-1  NR    Baa2     Private/144A  WAC              30/360    Mar-41      N/A  5.27963      3,565,305         06/08-08/14   5.44
FTH-2  NR    Ba2      Private/144A  WAC              30/360    Mar-41      N/A  5.27963     11,000,000         08/14-06/15   9.16
FTH-3  NR    B2       Private/144A  WAC              30/360    Mar-41      N/A  5.27963     11,400,000         06/15-06/15   9.18
FTH-4  NR    B3       Private/144A  WAC              30/360    Mar-41      N/A  5.27963      3,000,000         06/15-06/15   9.18
FTH-5  NR    NR       Private/144A  WAC              30/360    Mar-41      N/A  5.27963      9,700,000         06/15-06/15   9.18

NBT-1  BBB   NR       Private/144A  WAC              30/360    Mar-44      N/A  5.85274        485,318         02/08-03/12   3.93
NBT-2  BB    NR       Private/144A  WAC              30/360    Mar-44      N/A  5.85274      2,669,248         03/12-01/16   9.36
NBT-3  B     NR       Private/144A  WAC              30/360    Mar-44      N/A  5.85274      1,455,953         01/16-01/16   9.76
NBT-4  B-    NR       Private/144A  WAC              30/360    Mar-44      N/A  5.85274        485,318         01/16-01/16   9.76
NBT-5  NR    NR       Private/144A  WAC              30/360    Mar-44      N/A  5.85274      3,771,206         01/16-01/16   9.76

Call: 1% of Original balance (including non-pooled split loan balances)

Interest Reserve is 1 days interest at the Gross Rate for all loans except at
(Gross Rate - 0.01%) for 888 7th Ave.

Penalties allocated to Classes A1 through K using base interest fraction. On and prior to 3/2009 , 85%/15% of remaining to XCL/XCP. Thereafter, 100% of remaining to XCL.

THE INFORMATION IN THIS FREE WRITING PROSPECTUS SUPERSEDES THE INFORMATION IN
ANY PRIOR VERSIONS HEREOF AND WILL BE SUPERSEDED BY THE INFORMATION IN ANY
SUBSEQUENT FREE WRITING PROSPECTUSES PRIOR TO THE TIME OF SALE. THIS FREE
WRITING PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN
OFFER TO BUY ANY SECURITY OTHER THAN THE OFFERED CERTIFICATES, NOR DOES IT
CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE
OFFERED CERTIFICATES TO ANY PERSON IN ANY JURISDICTION IN WHICH IT IS UNLAWFUL
TO MAKE SUCH AN OFFER OR SOLICITATION TO SUCH PERSON. THIS FREE WRITING
PROSPECTUS WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN
CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING
PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE,
LOSS, SPREADS, MARKET AVAILABILITY AND OTHER MATTERS. THE ACTUAL AMOUNT, RATE OR
TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS MAY BE DIFFERENT, AND
SOMETIMES MATERIALLY DIFFERENT THAN ANTICIPATED, AND THEREFORE THE PRICING,
PAYMENT OR YIELD INFORMATION REGARDING THE CERTIFICATES MAY BE DIFFERENT FROM
THE INFORMATION PROVIDED HEREIN. THERE CAN BE NO ASSURANCE THAT ACTUAL PRICING
WILL BE COMPLETED AT THE INDICATED VALUE(S). IN ADDITION, PRICING OF THE
CERTIFICATES MAY VARY SIGNIFICANTLY FROM THE INFORMATION CONTAINED IN THIS FREE
WRITING PROSPECTUS AS A RESULT OF VARIOUS FACTORS, INCLUDING, WITHOUT
LIMITATION, PREVAILING CREDIT SPREADS, MARKET POSITIONING, FINANCING COSTS,
HEDGING COSTS AND RISK AND USE OF CAPITAL AND PROFIT. THE PRICING ESTIMATES
CONTAINED HEREIN MAY VARY DURING THE COURSE OF ANY PARTICULAR DAY AND FROM DAY
TO DAY. YOU SHOULD CONSULT WITH YOUR OWN ACCOUNTING OR OTHER ADVISORS AS TO THE
ADEQUACY OF THE INFORMATION IN THIS FREE WRITING PROSPECTUS FOR YOUR PURPOSES.

THE DATE OF THIS FREE WRITING PROSPECTUS IS MARCH 29, 2006.

     STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

     The depositor has filed a registration statement (including a prospectus)
with the SEC (SEC File No. 333-129844) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-800-666-2388 or by emailing CMBSREQ@lehman.com.

888 SEVENTH AVENUE         UPB        Gross Cpn
---------------------------------------------------------------
A1                   145,894,000.00   5.7050000
A2                   145,894,000.00   5.7050000
B                     26,766,000.00   5.7050000
---------------------------------------------------------------
WL                   318,554,000.00   5.7050000   Interest-Only

Principal is allocated prorata between A1 & A2 then sequentially to B.

623 FIFTH                  UPB        Gross Cpn    Mthly Pmt
------------------------------------------------------------
POOLED PORTION       56,334,695.00    5.7040000
NON-POOLED PORTION   38,665,305.00    5.1290700
------------------------------------------------------------
WL                   95,000,000.00    5.4700016   537,613.00

Prior to event of default, principal is prorata between the Pooled and
Non-Pooled Portions. In the event of default, principal is sequential between the Pooled and Non-Pooled Portions.

Rake        UPB
------------------
FTH-1    3,565,305
FTH-2   11,000,000
FTH-3   11,400,000
FTH-4    3,000,000
FTH-5    9,700,000
        38,665,305
------------------

The principal is sequential within the rakes

NORTHBOROUGH              UPB        Gross Cpn    Mthly Pmt
-----------------------------------------------------------
POOLED PORTION       12,132,957.00   5.6600000
NON-POOLED PORTION    8,867,043.00   5.6836830
-----------------------------------------------------------
WL                   21,000,000.00   5.6699999   121,485.15

Prior to event of default, principal is prorata between the Pooled and
Non-Pooled Portions. In the event of default, principal is sequential between the Pooled and Non-Pooled Portions.

Rake        UPB
-----------------
NBT-1     485,318
NBT-2   2,669,248
NBT-3   1,455,953
NBT-4     485,318
NBT-5   3,771,206
        8,867,043
-----------------

The principal is sequential within the rakes

                                                          ADDITIONAL
ADD'L AMORTIZATION LOANS      BALANCE      ON AND AFTER    PRINCIPAL
--------------------------------------------------------------------
1010 Second Ave            39,945,719.30     3/11/2006    54,280.70
Queensbury                 37,250,000.00     5/11/2011    36,248.43
University Tower           31,500,000.00     4/11/2011    35,094.31
Rio Santa Fe Apartments    26,700,000.00     3/11/2011    28,674.64
Advance Tower              25,600,000.00     4/11/2011    27,386.38
Maple Hill Apartments      23,350,000.00     5/11/2009    26,420.51
950 Herndon Parkway        18,500,000.00     2/11/2009    22,043.53
Westwood Office Center     16,983,000.00     3/11/2011    19,117.03
400 South Sepulveda         9,750,000.00     3/11/2012    10,971.65
--------------------------------------------------------------------

THE INFORMATION IN THIS FREE WRITING PROSPECTUS SUPERSEDES THE INFORMATION IN
ANY PRIOR VERSIONS HEREOF AND WILL BE SUPERSEDED BY THE INFORMATION IN ANY
SUBSEQUENT FREE WRITING PROSPECTUSES PRIOR TO THE TIME OF SALE. THIS FREE
WRITING PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN
OFFER TO BUY ANY SECURITY OTHER THAN THE OFFERED CERTIFICATES, NOR DOES IT
CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE
OFFERED CERTIFICATES TO ANY PERSON IN ANY JURISDICTION IN WHICH IT IS UNLAWFUL
TO MAKE SUCH AN OFFER OR SOLICITATION TO SUCH PERSON. THIS FREE WRITING
PROSPECTUS WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN
CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING
PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE,
LOSS, SPREADS, MARKET AVAILABILITY AND OTHER MATTERS. THE ACTUAL AMOUNT, RATE OR
TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS MAY BE DIFFERENT, AND
SOMETIMES MATERIALLY DIFFERENT THAN ANTICIPATED, AND THEREFORE THE PRICING,
PAYMENT OR YIELD INFORMATION REGARDING THE CERTIFICATES MAY BE DIFFERENT FROM
THE INFORMATION PROVIDED HEREIN. THERE CAN BE NO ASSURANCE THAT ACTUAL PRICING
WILL BE COMPLETED AT THE INDICATED VALUE(S). IN ADDITION, PRICING OF THE
CERTIFICATES MAY VARY SIGNIFICANTLY FROM THE INFORMATION CONTAINED IN THIS FREE
WRITING PROSPECTUS AS A RESULT OF VARIOUS FACTORS, INCLUDING, WITHOUT
LIMITATION, PREVAILING CREDIT SPREADS, MARKET POSITIONING, FINANCING COSTS,
HEDGING COSTS AND RISK AND USE OF CAPITAL AND PROFIT. THE PRICING ESTIMATES
CONTAINED HEREIN MAY VARY DURING THE COURSE OF ANY PARTICULAR DAY AND FROM DAY
TO DAY. YOU SHOULD CONSULT WITH YOUR OWN ACCOUNTING OR OTHER ADVISORS AS TO THE
ADEQUACY OF THE INFORMATION IN THIS FREE WRITING PROSPECTUS FOR YOUR PURPOSES.

THE DATE OF THIS FREE WRITING PROSPECTUS IS MARCH 29, 2006.

     STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

     The depositor has filed a registration statement (including a prospectus)
with the SEC (SEC File No. 333-129844) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-800-666-2388 or by emailing CMBSREQ@lehman.com.

                                                                                                       PENALTY        YM
PROPERTY NAME                    POOLED BALANCE    NET INT 0 CPR  NET INT 100 CPY  NET INT 100 CPR     100 CPR       TYPE
---------------------------------------------------------------------------------------------------------------------------

888 Seventh Avenue                145,894,000.00   82,767,980.25    79,957,583.60    79,957,583.60
Station Place II                  105,870,750.53   69,153,745.39    67,528,246.40    67,528,246.40
200 South Wacker Drive             95,500,000.00   26,253,488.51    24,910,119.19       452,675.31   4,017,575.36  Int Diff
Eastpoint Mall                     95,000,000.00   52,168,858.59    50,935,226.47    50,935,226.47
Spring Creek Apartments            60,000,000.00   16,754,760.00    15,882,391.67       293,961.67   2,955,527.33  Int Diff
Marriott Hotel - Orlando
   Airport                         59,000,000.00   32,778,811.27    31,981,918.22    31,981,918.22
623 Fifth Avenue                   56,334,695.00   28,912,775.29    27,459,367.52    27,459,367.52
The Time Hotel                     55,000,000.00   31,010,701.20    30,266,962.63    30,266,962.63
1 Allen Bradley Drive              52,700,000.00   30,423,519.69    29,665,648.31       258,196.33   4,658,572.22  Int Diff
1010 Second Avenue                 39,945,719.30   20,562,518.37    20,085,235.96    20,085,235.96
Queensbury Portfolio               37,250,000.00   24,309,133.61    23,930,391.80    23,930,391.80
Dacra Portfolio                    34,000,000.00   20,212,603.09    19,908,333.43    19,908,333.43
Cypress Financial Center           33,000,000.00   18,304,911.96    18,304,911.96    18,304,911.96
University Towers                  31,500,000.00   18,169,158.11    17,738,718.31    17,738,718.31
Rio Santa Fe Apartments            26,700,000.00   15,907,723.61    15,530,374.42    15,530,374.42
Rochester Apartments               25,883,000.00   15,994,421.77    15,733,370.14    15,733,370.14
Advance Tower                      25,600,000.00   15,312,767.00    14,949,241.73    14,949,241.73
Maple Hill Apartments              23,350,000.00   13,983,406.29    13,659,492.06    13,659,492.06
IBM Distribution Facilty
Knoxville Hilton                   20,412,516.01   10,516,633.67    10,267,136.99    10,267,136.99
950 Herndon Parkway                18,500,000.00   10,295,165.36    10,048,626.97    10,048,626.97
Windridge Apartments               18,200,000.00    9,929,493.14     9,688,340.03     9,688,340.03
Sunchase Apartments                18,000,000.00    9,915,151.14     9,915,151.14        88,498.50   1,600,567.18  Int Diff
Meadows at Westbrook               17,840,000.00   10,825,973.34    10,649,464.03    10,649,464.03
Westwood Office Center             16,983,000.00    9,664,328.86     9,431,095.21     9,431,095.21
Tiburon Apartments                 15,840,000.00    4,169,967.56     3,876,915.24     3,876,915.24
Green Caye                         14,730,116.75    8,060,403.16     7,873,844.17     7,873,844.17
Rocky Point Hotel Portfolio        14,100,000.00    5,680,552.07     5,612,607.76     5,612,607.76
The Summit                         13,600,000.00    7,419,841.03     7,239,638.70     7,239,638.70
Northborough Tower                 12,132,957.00    6,522,797.73     6,368,477.98     6,368,477.98
Best Western Soldiers Field        12,000,000.00    6,414,502.18     6,370,587.19     6,370,587.19
313-321 W. 37th Street             11,750,000.00    3,350,444.94     3,007,566.23     2,670,298.15     120,735.28  Int Diff
Robinson Crossing                  11,687,209.32    5,800,619.29     5,662,015.25     5,662,015.25
5435 Balboa                        11,000,000.00    6,540,291.19     6,386,566.05     6,386,566.05
Lodge on Perrin Creek              10,700,000.00    5,816,281.89     5,675,053.39     5,675,053.39
The Willows on Rosemeade           10,380,000.00    2,732,592.38     2,540,554.31     2,540,554.31
College Industrial Park             9,968,095.67    5,054,546.08     4,942,828.21     4,942,828.21
Vanguard Center                     9,759,499.37    5,191,196.51     5,191,196.51     5,191,196.51
400 South Sepulveda                 9,750,000.00    5,427,257.22     5,295,199.78     5,295,199.78
Glens Falls Hospital Building       9,700,000.00    5,637,372.44     5,498,123.28     5,498,123.28
Cory Building                       9,450,000.00    6,296,831.77     6,247,880.98     6,247,880.98
Courtyard at Pleasant Run           9,267,373.06    4,986,944.96     4,986,944.96     4,986,944.96
Enclave at Valley Ranch             9,100,000.00    2,395,625.30     2,227,268.22     2,227,268.22
Creekwood                           8,800,000.00    2,316,648.64     2,153,841.80     2,153,841.80
Newberry Crossing                   8,750,000.00    4,862,404.56     4,862,404.56     4,862,404.56
City Centre                         8,646,000.00    6,927,707.37     6,486,716.18       643,085.88   1,070,722.51  Int Diff
Del Rey Apartments                  8,600,000.00    4,795,126.75     4,755,891.75     4,755,891.75
Hampton Bay Apartments              8,580,000.00    2,258,732.43     2,099,995.76     2,099,995.76
Interline Portfolio -
   Nashville                        8,516,286.68    4,502,347.01     4,401,149.47     4,401,149.47
Hilton Garden Inn -
   Chattanooga                      8,484,787.08    4,528,937.83     4,461,949.51     4,461,949.51
Bridgeworks Retail                  8,400,000.00    2,581,456.99     2,457,191.29     2,457,191.29
Parkway Commons                     8,400,000.00    4,667,077.75     4,667,077.75     4,667,077.75
Alderwood Apartments                8,250,000.00    4,219,668.66     4,219,668.66     4,219,668.66
151 West 25th Street                8,000,000.00    4,469,272.67     4,358,876.89     4,358,876.89
Quality Inn Cookstown               7,500,000.00    3,960,182.23     3,904,086.42     3,904,086.42
Kuakini Self Storage                7,317,000.00    4,214,761.37     4,119,658.22     4,119,658.22
BRT Self Storage                    7,134,468.96    3,911,551.61     3,880,764.74     3,880,764.74
80 University Place                 7,000,000.00    3,732,471.10     3,647,972.50       795,036.74     502,060.61  Int Diff
La Mirada Plaza                     7,000,000.00    3,527,764.98     3,527,764.98     3,527,764.98
Peachtree Square Industrial         6,920,000.00    4,055,214.54     4,022,798.17     4,022,798.17
6600 College Boulevard              6,900,000.00    3,729,891.36     3,671,417.49     3,671,417.49
Northwest 36th Street               6,750,000.00    4,075,201.48     4,013,771.05     4,013,771.05
Hampton Inn - Beaumont              6,729,459.35    3,484,130.59     3,403,059.47     3,403,059.47
Crossroads Shopping Center          6,684,788.90    3,521,055.11     3,439,007.97     1,443,092.10     378,695.91  Int Diff
Woodland Village Townhomes          6,650,000.00    3,593,167.85     3,593,167.85     3,593,167.85
Crosby Creek Apartments             6,640,000.00    3,590,998.61     3,417,285.31     1,417,991.29     417,200.91  Int Diff
Southpointe Commons Shopping
   Center                           6,491,015.07    3,394,838.31     3,394,838.31     3,394,838.31
St. Mary's Plaza                    6,160,980.81    3,245,151.44     3,169,533.37     1,330,013.98     349,021.97  Int Diff
Colony Park Apartments              6,159,358.60    2,847,966.14     2,778,910.89     2,778,910.89
Glendale Food City Shopping
   Center                           6,111,094.33    3,218,874.90     3,143,869.13     1,319,244.63     346,195.88  Int Diff
Hampton Inn - Augusta West          5,989,076.54    3,090,827.30     3,090,827.30     3,090,827.30
700 Reed Road                       5,900,000.00    3,101,437.94     3,101,437.94     3,101,437.94
100 South Anaheim                   5,800,000.00    3,045,516.22     3,045,516.22     3,045,516.22
The Waterfront                      5,700,000.00    2,976,107.06     2,928,667.52     2,928,667.52
Pebble Walk Apartments              5,693,763.39    2,489,396.06     2,470,368.32     2,470,368.32
Ken's Korner Shopping Center        5,492,857.62    3,211,739.34     3,161,403.37     3,161,403.37
Metropolitan Apartments             5,376,606.24    2,727,878.45     2,663,243.07     2,663,243.07
Summer Glen Apartments              5,350,000.00    2,804,069.62     2,781,961.77     2,781,961.77
Decatur Hacienda Business
   Center                           4,993,335.51    2,787,937.12     2,787,937.12     2,787,937.12
Comfort Inn - Jamestown             4,885,474.90    2,735,141.38     2,735,141.38     2,735,141.38
Wingate Inn - Augusta               4,841,170.20    2,498,418.53     2,498,418.53     2,498,418.53
6931-6939 Van Nuys Blvd             4,777,186.49    2,561,875.13     2,561,875.13     2,561,875.13
New England Building                4,600,000.00    2,482,014.20     2,423,395.51     2,423,395.51
Storage Depot North                 4,570,851.01    2,167,428.97     2,167,428.97     2,167,428.97
Capital Self Storage -
   Mechanicsburg                    4,550,000.00    2,444,601.97     2,389,223.55     2,389,223.55
Villas of Southland                 4,493,759.81    2,336,701.86     2,282,849.44     2,282,849.44
Wells Fargo                         4,200,000.00    2,401,171.85     2,340,213.40     2,340,213.40
Walgreens - Humble                  3,868,000.00    2,441,004.55     2,380,197.33     2,380,197.33
Southampton                         3,750,000.00    2,202,400.68     2,152,124.11        19,987.19     480,205.86  Int Diff
CVS - Nashville                     3,750,000.00    2,252,381.25     2,196,272.81     2,196,272.81
Eckerd - Durham                     3,731,000.00    2,005,679.06     1,953,434.59     1,953,434.59
Eldridge Self Storage               3,600,000.00    1,934,190.93     1,934,190.93     1,934,190.93
Capital Self Storage - Enola        3,550,000.00    1,907,326.99     1,864,119.64     1,864,119.64
Forest Mart Shopping Center         3,407,115.75      974,221.10       974,221.10       974,221.10
Lumberton & Silsbee                 3,392,280.95    1,786,804.31     1,786,804.31     1,786,804.31
Tropical Village Apartments         3,386,369.17    1,854,652.12     1,839,780.00     1,839,780.00
Westridge Office Park               3,375,000.00      991,282.05       944,031.77       944,031.77
Century Apartments                  3,289,892.70    1,746,956.52     1,733,914.91     1,733,914.91
Fraser Valley Shopping Center       3,100,000.00    1,791,106.84     1,776,410.21     1,776,410.21
Shops at Scenic Highway             3,000,000.00    1,648,464.63     1,648,464.63     1,648,464.63
Woischke MHP                        2,993,646.48    1,704,407.52     1,664,430.15     1,664,430.15
520 James Street                    2,894,710.23    1,488,216.09     1,488,216.09     1,488,216.09
Lemay Business Park                 2,718,803.25    1,414,445.51     1,403,361.97     1,403,361.97
Capital Self Storage - Dover        2,500,000.00    1,343,188.08     1,312,760.36     1,312,760.36
Capital Self Storage - Hanover      2,400,000.00    1,289,460.62     1,260,250.01     1,260,250.01
Interline Portfolio - Bristol       2,396,141.62    1,266,780.02     1,238,307.08     1,238,307.08
Best Western Arlington              2,286,259.69    1,169,143.44     1,169,143.44     1,169,143.44
Interline Portfolio - El Paso       2,196,463.15    1,161,214.91     1,135,114.72     1,135,114.72
Best Western - Amsterdam            2,188,701.08    1,326,805.36     1,316,569.61     1,316,569.61
Athens Shopping Center              2,147,040.62    1,131,558.84     1,122,779.09     1,122,779.09
Rockwall Town Center Phase ll       2,082,691.22    1,003,593.58       995,568.61       995,568.61
North Side Manor Apartments         2,025,000.00    1,163,742.57     1,136,338.45     1,136,338.45
Rice Street Business Center         2,000,000.00    1,073,708.57     1,065,235.20     1,065,235.20
Tuffy Auto Center                   1,895,832.17    1,028,007.86     1,028,007.86     1,028,007.86
Armata's Plaza                      1,815,840.87      939,247.90       917,373.85       917,373.85
Liberty Point                       1,700,000.00      949,730.59       928,144.08       928,144.08
Townhomes at Mallard Creek          1,696,184.45      891,331.18       884,337.16       884,337.16
Interline Portfolio - Orlando       1,617,395.59      855,076.27       835,857.05       835,857.05
Sunrise Village                     1,395,717.89      541,699.85       523,281.08       523,281.08
Spata Plaza                         1,118,111.82      668,892.25       663,895.45       663,895.45
Alcom Industrial                    1,000,000.00      483,570.76       476,277.50       476,277.50
Monroe Road Mini Storage              998,663.02      549,015.50       549,015.50       549,015.50
Interline Portfolio -
   Birmingham                         998,392.35      527,825.12       515,961.39       515,961.39
Interline Portfolio - Phoenix         948,472.73      501,433.84       490,163.30       490,163.30

                                1,697,381,980.30  889,729,529.75   868,217,549.77   770,112,246.43  16,897,081.00

                                                  890,162,066.47   868,633,923.59   770,528,620.25

TSY    YIELDS
-------------
6 mo    4.722
2yr     4.618
3yr     4.622
5yr     4.595
10yr    4.643
30yr    4.693
-------------

THE INFORMATION IN THIS FREE WRITING PROSPECTUS SUPERSEDES THE INFORMATION IN
ANY PRIOR VERSIONS HEREOF AND WILL BE SUPERSEDED BY THE INFORMATION IN ANY
SUBSEQUENT FREE WRITING PROSPECTUSES PRIOR TO THE TIME OF SALE. THIS FREE
WRITING PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN
OFFER TO BUY ANY SECURITY OTHER THAN THE OFFERED CERTIFICATES, NOR DOES IT
CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE
OFFERED CERTIFICATES TO ANY PERSON IN ANY JURISDICTION IN WHICH IT IS UNLAWFUL
TO MAKE SUCH AN OFFER OR SOLICITATION TO SUCH PERSON. THIS FREE WRITING
PROSPECTUS WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN
CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING
PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE,
LOSS, SPREADS, MARKET AVAILABILITY AND OTHER MATTERS. THE ACTUAL AMOUNT, RATE OR
TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS MAY BE DIFFERENT, AND
SOMETIMES MATERIALLY DIFFERENT THAN ANTICIPATED, AND THEREFORE THE PRICING,
PAYMENT OR YIELD INFORMATION REGARDING THE CERTIFICATES MAY BE DIFFERENT FROM
THE INFORMATION PROVIDED HEREIN. THERE CAN BE NO ASSURANCE THAT ACTUAL PRICING
WILL BE COMPLETED AT THE INDICATED VALUE(S). IN ADDITION, PRICING OF THE
CERTIFICATES MAY VARY SIGNIFICANTLY FROM THE INFORMATION CONTAINED IN THIS FREE
WRITING PROSPECTUS AS A RESULT OF VARIOUS FACTORS, INCLUDING, WITHOUT
LIMITATION, PREVAILING CREDIT SPREADS, MARKET POSITIONING, FINANCING COSTS,
HEDGING COSTS AND RISK AND USE OF CAPITAL AND PROFIT. THE PRICING ESTIMATES
CONTAINED HEREIN MAY VARY DURING THE COURSE OF ANY PARTICULAR DAY AND FROM DAY
TO DAY. YOU SHOULD CONSULT WITH YOUR OWN ACCOUNTING OR OTHER ADVISORS AS TO THE
ADEQUACY OF THE INFORMATION IN THIS FREE WRITING PROSPECTUS FOR YOUR PURPOSES.

THE DATE OF THIS FREE WRITING PROSPECTUS IS MARCH 29, 2006.

     STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

     The depositor has filed a registration statement (including a prospectus)
with the SEC (SEC File No. 333-129844) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-800-666-2388 or by emailing CMBSREQ@lehman.com.

CLASS A-AB TARGETED PRINCIPAL BALANCE

Distribution Date   Balance
---------------------------------
April-06            61,000,000.00     1.00
May-06              61,000,000.00     2.00
June-06             61,000,000.00     3.00
July-06             61,000,000.00     4.00
August-06           61,000,000.00     5.00
September-06        61,000,000.00     6.00
October-06          61,000,000.00     7.00
November-06         61,000,000.00     8.00
December-06         61,000,000.00     9.00
January-07          61,000,000.00    10.00
February-07         61,000,000.00    11.00
March-07            61,000,000.00    12.00
April-07            61,000,000.00    13.00
May-07              61,000,000.00    14.00
June-07             61,000,000.00    15.00
July-07             61,000,000.00    16.00
August-07           61,000,000.00    17.00
September-07        61,000,000.00    18.00
October-07          61,000,000.00    19.00
November-07         61,000,000.00    20.00
December-07         61,000,000.00    21.00
January-08          61,000,000.00    22.00
February-08         61,000,000.00    23.00
March-08            61,000,000.00    24.00
April-08            61,000,000.00    25.00
May-08              61,000,000.00    26.00
June-08             61,000,000.00    27.00
July-08             61,000,000.00    28.00
August-08           61,000,000.00    29.00
September-08        61,000,000.00    30.00
October-08          61,000,000.00    31.00
November-08         61,000,000.00    32.00
December-08         61,000,000.00    33.00
January-09          61,000,000.00    34.00
February-09         61,000,000.00    35.00
March-09            61,000,000.00    36.00
April-09            61,000,000.00    37.00
May-09              61,000,000.00    38.00
June-09             61,000,000.00    39.00
July-09             61,000,000.00    40.00
August-09           61,000,000.00    41.00
September-09        61,000,000.00    42.00
October-09          61,000,000.00    43.00
November-09         61,000,000.00    44.00
December-09         61,000,000.00    45.00
January-10          61,000,000.00    46.00
February-10         61,000,000.00    47.00
March-10            61,000,000.00    48.00
April-10            61,000,000.00    49.00
May-10              61,000,000.00    50.00
June-10             61,000,000.00    51.00
July-10             61,000,000.00    52.00
August-10           61,000,000.00    53.00
September-10        61,000,000.00    54.00
October-10          61,000,000.00    55.00
November-10         61,000,000.00    56.00
December-10         61,000,000.00    57.00
January-11          61,000,000.00    58.00
February-11         61,000,000.00    59.00
March-11            59,887,328.67    60.00
April-11            58,827,000.00    61.00
May-11              57,624,000.00    62.00
June-11             56,544,000.00    63.00
July-11             55,332,000.00    64.00
August-11           54,242,000.00    65.00
September-11        53,147,000.00    66.00
October-11          51,920,000.00    67.00
November-11         50,814,000.00    68.00
December-11         49,577,000.00    69.00
January-12          48,460,000.00    70.00
February-12         47,339,000.00    71.00
March-12            45,949,000.00    72.00
April-12            44,805,000.00    73.00
May-12              43,530,000.00    74.00
June-12             42,375,000.00    75.00
July-12             41,090,000.00    76.00
August-12           39,924,000.00    77.00
September-12        38,753,000.00    78.00
October-12          37,452,000.00    79.00
November-12         36,269,000.00    80.00
December-12         36,199,000.00    81.00
January-13          35,999,000.00    82.00
February-13         35,799,000.00    83.00
March-13            35,644,832.25    84.00
April-13            34,448,000.00    85.00
May-13              33,126,000.00    86.00
June-13             31,918,000.00    87.00
July-13             30,584,000.00    88.00
August-13           29,365,000.00    89.00
September-13        28,141,000.00    90.00
October-13          26,790,000.00    91.00
November-13         25,554,000.00    92.00
December-13         24,192,000.00    93.00
January-14          22,944,000.00    94.00
February-14         21,690,000.00    95.00
March-14            20,072,000.00    96.00
April-14            18,805,000.00    97.00
May-14              17,413,000.00    98.00
June-14             16,134,000.00    99.00
July-14             14,730,000.00   100.00
August-14           13,438,000.00   101.00
September-14        12,141,000.00   102.00
October-14          10,719,000.00   103.00
November-14          9,410,000.00   104.00
December-14          7,976,000.00   105.00
January-15           6,654,000.00   106.00
February-15          5,325,000.00   107.00
March-15             3,639,000.00   108.00
April-15             2,297,000.00   109.00
May-15                 831,000.00   110.00
June-15                        --   111.00

THE INFORMATION IN THIS FREE WRITING PROSPECTUS SUPERSEDES THE INFORMATION IN
ANY PRIOR VERSIONS HEREOF AND WILL BE SUPERSEDED BY THE INFORMATION IN ANY
SUBSEQUENT FREE WRITING PROSPECTUSES PRIOR TO THE TIME OF SALE. THIS FREE
WRITING PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN
OFFER TO BUY ANY SECURITY OTHER THAN THE OFFERED CERTIFICATES, NOR DOES IT
CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE
OFFERED CERTIFICATES TO ANY PERSON IN ANY JURISDICTION IN WHICH IT IS UNLAWFUL
TO MAKE SUCH AN OFFER OR SOLICITATION TO SUCH PERSON. THIS FREE WRITING
PROSPECTUS WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN
CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING
PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE,
LOSS, SPREADS, MARKET AVAILABILITY AND OTHER MATTERS. THE ACTUAL AMOUNT, RATE OR
TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS MAY BE DIFFERENT, AND
SOMETIMES MATERIALLY DIFFERENT THAN ANTICIPATED, AND THEREFORE THE PRICING,
PAYMENT OR YIELD INFORMATION REGARDING THE CERTIFICATES MAY BE DIFFERENT FROM
THE INFORMATION PROVIDED HEREIN. THERE CAN BE NO ASSURANCE THAT ACTUAL PRICING
WILL BE COMPLETED AT THE INDICATED VALUE(S). IN ADDITION, PRICING OF THE
CERTIFICATES MAY VARY SIGNIFICANTLY FROM THE INFORMATION CONTAINED IN THIS FREE
WRITING PROSPECTUS AS A RESULT OF VARIOUS FACTORS, INCLUDING, WITHOUT
LIMITATION, PREVAILING CREDIT SPREADS, MARKET POSITIONING, FINANCING COSTS,
HEDGING COSTS AND RISK AND USE OF CAPITAL AND PROFIT. THE PRICING ESTIMATES
CONTAINED HEREIN MAY VARY DURING THE COURSE OF ANY PARTICULAR DAY AND FROM DAY
TO DAY. YOU SHOULD CONSULT WITH YOUR OWN ACCOUNTING OR OTHER ADVISORS AS TO THE
ADEQUACY OF THE INFORMATION IN THIS FREE WRITING PROSPECTUS FOR YOUR PURPOSES.

THE DATE OF THIS FREE WRITING PROSPECTUS IS MARCH 29, 2006.

     STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

     The depositor has filed a registration statement (including a prospectus)
with the SEC (SEC File No. 333-129844) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-800-666-2388 or by emailing CMBSREQ@lehman.com.

           415,903,000   41,000,000   122,000,000   18,000,000   61,000,000   530,264,000   169,738,000   103,965,000   14,852,000
End Date       A1A           A1            A2           A3           AAB           A4            AM            AJ            B
--------   -----------   ----------   -----------   ----------   ----------   -----------   -----------   -----------   ----------

March-07   407,179,000    9,996,000   122,000,000   18,000,000   61,000,000   530,264,000   169,738,000   103,965,000   14,852,000
March-08   398,323,000           --   101,958,000   18,000,000   61,000,000   530,264,000   169,738,000   103,965,000   14,852,000
March-09   381,122,000           --    44,705,000   18,000,000   61,000,000   530,264,000   169,738,000   103,965,000   14,852,000
March-10   364,721,000           --            --   18,000,000   61,000,000   530,264,000   169,738,000   103,965,000   14,852,000
March-11   263,540,000           --            --           --           --   454,211,000   169,738,000   103,965,000   14,852,000
March-12   251,303,000           --            --           --           --   408,143,000   169,738,000   103,965,000   14,852,000
March-13   240,116,000           --            --           --           --   357,478,000   169,738,000   103,965,000   14,852,000

           23,339,000   16,974,000   12,730,000   21,217,000   23,339,000   Total
End Date        C           D             E            F           G        XCP Notional
--------   ----------   ----------   ----------   ----------   ----------   -------------

March-07   23,339,000   16,974,000   12,730,000   21,217,000   23,339,000   1,534,593,000
March-08   23,339,000   16,974,000   12,730,000   21,217,000   23,339,000   1,495,699,000
March-09   23,339,000   16,974,000   12,730,000   21,217,000   23,339,000   1,421,245,000
March-10   23,339,000   16,974,000   12,730,000   21,217,000   23,339,000   1,360,139,000
March-11   23,339,000   16,974,000   12,730,000   21,217,000                1,080,566,000
March-12   23,339,000   16,974,000    6,538,000                               994,852,000
March-13   20,673,000           --                                            906,822,000

Distribution   Reference
Date           Rate
------------   ---------
04/15/06         5.98716
05/15/06         5.79229
06/15/06         5.98708
07/15/06         5.79221
08/15/06         5.98700
09/15/06         5.98696
10/15/06         5.79209
11/15/06         5.98688
12/15/06         5.79201
01/15/07         5.79199
02/15/07         5.79196
03/15/07         5.79202
04/15/07         5.98665
05/15/07         5.79179
06/15/07         5.98656
07/15/07         5.79171
08/15/07         5.98648
09/15/07         5.98644
10/15/07         5.79159
11/15/07         5.98636
12/15/07         5.79151
01/15/08         5.98627
02/15/08         5.79145
03/15/08         5.79143
04/15/08         5.98614
05/15/08         5.79129
06/15/08         5.98605
07/15/08         5.79121
08/15/08         5.98597
09/15/08         5.98593
10/15/08         5.79110
11/15/08         5.98585
12/15/08         5.79102
01/15/09         5.79100
02/15/09         5.79097
03/15/09         5.79111
04/15/09         5.98564
05/15/09         5.79083
06/15/09         5.98558
07/15/09         5.79077
08/15/09         5.98551
09/15/09         5.98548
10/15/09         5.79067
11/15/09         5.98542
12/15/09         5.79060
01/15/10         5.79059
02/15/10         5.79057
03/15/10         5.79079
04/15/10         5.98522
05/15/10         5.79042
06/15/10         5.98515
07/15/10         5.79034
08/15/10         5.98507
09/15/10         5.98504
10/15/10         5.79024
11/15/10         5.98497
12/15/10         5.79017
01/15/11         5.80206
02/15/11         5.80761
03/15/11         5.83029
04/15/11         6.02505
05/15/11         5.82899
06/15/11         6.02504
07/15/11         5.82896
08/15/11         6.02501
09/15/11         6.02500
10/15/11         5.82892
11/15/11         6.02496
12/15/11         5.82888
01/15/12         6.02493
02/15/12         5.82889
03/15/12         5.82901
04/15/12         6.02488
05/15/12         5.82880
06/15/12         6.02485
07/15/12         5.82877
08/15/12         6.02482
09/15/12         6.02480
10/15/12         5.82873
11/15/12         6.02466
12/15/12         5.82859
01/15/13         5.82831
02/15/13         5.82830
03/15/13         5.82884

THE INFORMATION IN THIS FREE WRITING PROSPECTUS SUPERSEDES THE INFORMATION IN
ANY PRIOR VERSIONS HEREOF AND WILL BE SUPERSEDED BY THE INFORMATION IN ANY
SUBSEQUENT FREE WRITING PROSPECTUSES PRIOR TO THE TIME OF SALE. THIS FREE
WRITING PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN
OFFER TO BUY ANY SECURITY OTHER THAN THE OFFERED CERTIFICATES, NOR DOES IT
CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE
OFFERED CERTIFICATES TO ANY PERSON IN ANY JURISDICTION IN WHICH IT IS UNLAWFUL
TO MAKE SUCH AN OFFER OR SOLICITATION TO SUCH PERSON. THIS FREE WRITING
PROSPECTUS WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN
CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING
PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE,
LOSS, SPREADS, MARKET AVAILABILITY AND OTHER MATTERS. THE ACTUAL AMOUNT, RATE OR
TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS MAY BE DIFFERENT, AND
SOMETIMES MATERIALLY DIFFERENT THAN ANTICIPATED, AND THEREFORE THE PRICING,
PAYMENT OR YIELD INFORMATION REGARDING THE CERTIFICATES MAY BE DIFFERENT FROM
THE INFORMATION PROVIDED HEREIN. THERE CAN BE NO ASSURANCE THAT ACTUAL PRICING
WILL BE COMPLETED AT THE INDICATED VALUE(S). IN ADDITION, PRICING OF THE
CERTIFICATES MAY VARY SIGNIFICANTLY FROM THE INFORMATION CONTAINED IN THIS FREE
WRITING PROSPECTUS AS A RESULT OF VARIOUS FACTORS, INCLUDING, WITHOUT
LIMITATION, PREVAILING CREDIT SPREADS, MARKET POSITIONING, FINANCING COSTS,
HEDGING COSTS AND RISK AND USE OF CAPITAL AND PROFIT. THE PRICING ESTIMATES
CONTAINED HEREIN MAY VARY DURING THE COURSE OF ANY PARTICULAR DAY AND FROM DAY
TO DAY. YOU SHOULD CONSULT WITH YOUR OWN ACCOUNTING OR OTHER ADVISORS AS TO THE
ADEQUACY OF THE INFORMATION IN THIS FREE WRITING PROSPECTUS FOR YOUR PURPOSES.